Unknown;

JPMMT2006-A3	J.P. Morgan Securities Inc.
857 records
POOL1

Summary Statistics
Number of Recievables: 857
Aggregate Current Balance: $198,579,785.54
Range of Current Balance: $42,153.23 to $414,885.98
Average Current Balance: $231,715.04
Aggregate Original Balance: $208,722,447
Range of Original Balances: $47,000.00 to $416,000.00
Average Original Balance: $243,550
Weighted Average Original Coupon: 5.827%
Range of Original Coupons: 4.63% to 7.00%
Weighted Average Current Coupon: 5.828%
Range of Current Coupons: 4.63% to 7.00%
Weighted Average Margin: 2.260
Range of Margins: 2.25% to 5.00%
Weighted Average Servicing Fee: 0.2623%
Range of Servicing Fees: 0.2500% to 0.5750%
Weighted Average LPMI: 0.000
Range of LPMI: 0.00% to 0.00%
Weighted Average Current Net Coupon: 5.566%
Range of Current Net Coupons: 4.38% to 6.75%
Weighted Average Maximum Rate: 10.833%
Range of Maximum Rates: 9.63% to 12.00%
Weighted Average Months to Roll: 55
Weighted Average Stated Original Term: 360.00 months
Range of Stated Original Term: 360 months to 360 months
Weighted Average Stated Remaining Term: 354.99 months
Range of Stated Remaining Term: 338 months to 360 months
Weighted Average Stated Original IO Term: 66.26 months
Range of Stated Original IO Term: 0 months to 120 months
Weighted Average Effective Original LTV: 77.76%
Percent Purchase: 80.4%
Percent Cash-Out Refinance: 10.0%
Percent Owner Occupied: 94.7
Percent Single Family - PUD:61.7
Percent Conforming Balance: 100.0
Percent Interest Only: 95.9%
Percent with Securities Pledge: 0.0
Weighted Average FICO Score: 739.0
Top 5 States: CA(36%),FL(14%),VA(5%),IL(4%),MD(4%)

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

857 records

POOL1

		Aggregate	% of Aggregate	Average		Weighted	Weighted		Weighted	Weighted Average	Weighted Average	Weighted Average	Weighted Average
	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Servicer	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
Chase	770	177,866,331.05	89.57	244,019	187,894,332	5.816	5.566	2.253	10.822	55	360.0	354.9	77.89	7.7	96.9	740.2
Countrywide	2	493,537.43	0.25	248,700	497,400	5.955	5.705	4.032	10.762	51	360.0	351.0	82.28	48.4	51.6	634.3
PHH	23	5,814,438.14	2.93	252,901	5,816,726	5.948	5.575	2.250	10.948	58	360.0	358.0	75.07	33.9	86.5	737.9
Suntrust	59	13,773,524.36	6.94	235,288	13,881,964	5.938	5.563	2.268	10.938	56	360.0	355.6	76.63	26.2	88.8	725.2
Wells	3	631,954.56	0.32	210,675	632,025	5.686	5.436	2.750	10.686	53	360.0	353.1	89.30	46.5	100.0	786.7
Total:	857	198,579,785.54	100.00	243,550	208,722,447	5.828	5.566	2.260	10.833	55	360.0	355.0	77.76	10.0	95.9	739.0

			% of							Weighted	Weighted	Weighted	Weighted
		Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
Product Type	of Receivables	Principal Balance	Principal Balance	Principal Balance	Original Balance	Current Coupon	Net Coupon	Average Margin	Maximum Rate	to Roll	Original Term	Remaining Term	Effective LTV	Cashout Refi	Interest Only	FICO Score
5 Year ARM	857	198,579,785.54	100.00	243,550	208,722,447	5.828	5.566	2.260	10.833	55	360.0	355.0	77.76	10.0	95.9	739.0
Total:	857	198,579,785.54	100.00	243,550	208,722,447	5.828	5.566	2.260	10.833	55	360.0	355.0	77.76	10.0	95.9	739.0

			% of							Weighted	Weighted	Weighted	Weighted
		Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
Index Type	of Receivables	Principal Balance	Principal Balance	Principal Balance	Original Balance	Current Coupon	Net Coupon	Average Margin	Maximum Rate	to Roll	Original Term	Remaining Term	Effective LTV	Cashout Refi	Interest Only	FICO Score
1 Year CMT	7	1,500,444.16	0.76	215,004	1,505,025	5.697	5.447	2.790	11.116	54	360.0	353.8	82.91	52.1	42.1	738.7
Libor - 1 Year	850	197,079,341.38	99.24	243,785	207,217,422	5.829	5.567	2.255	10.831	55	360.0	355.0	77.73	9.7	96.3	739.0
Total:	857	198,579,785.54	100.00	243,550	208,722,447	5.828	5.566	2.260	10.833	55	360.0	355.0	77.76	10.0	95.9	739.0

			% of							Weighted	Weighted	Weighted	Weighted
	Number	Aggregate Current	Aggregate Current	Average Original	Total	Weighted Average	Weighted Average	Weighted	Weighted Average	Average Months	Average Stated	Average Stated	Average Original	Percent	Percent
	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Interest Only	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
Yes	816	190,460,222.03	95.91	245,692	200,484,404	5.836	5.575	2.257	10.839	55	360.0	355.0	77.94	8.9	100.0	739.3
No	41	8,119,563.51	4.09	200,928	8,238,043	5.629	5.343	2.311	10.707	55	360.0	354.8	73.75	36.3	0.0	731.7
Total:	857	198,579,785.54	100.00	243,550	208,722,447	5.828	5.566	2.260	10.833	55	360.0	355.0	77.76	10.0	95.9	739.0

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

857 records

POOL1

		Aggregate	% of Aggregate	Average		Weighted	Weighted		Weighted	Weighted Average	Weighted Average	Weighted Average	Weighted Average
	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Original Rates (%)	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
4.501 to 4.750	6	1,371,617.28	0.69	241,673	1,450,040	4.698	4.448	2.250	9.698	53	360.0	353.0	79.97	0.0	91.3	690.4
4.751 to 5.000	14	2,982,018.73	1.50	223,457	3,128,399	4.942	4.692	2.250	9.942	52	360.0	352.1	78.70	9.6	76.5	746.7
5.001 to 5.250	73	16,269,946.62	8.19	235,805	17,213,744	5.214	4.964	2.250	10.214	54	360.0	354.2	77.56	9.7	91.9	742.4
5.251 to 5.500	124	29,878,910.67	15.05	253,644	31,451,894	5.446	5.184	2.261	10.456	54	360.0	354.4	76.93	9.2	95.8	734.5
5.501 to 5.750	164	38,909,729.74	19.59	249,348	40,892,996	5.693	5.433	2.258	10.699	55	360.0	354.7	77.46	8.6	95.8	738.5
5.751 to 6.000	245	55,930,979.93	28.17	239,577	58,696,329	5.915	5.651	2.256	10.926	55	360.0	355.3	77.70	10.7	96.9	740.3
6.001 to 6.250	139	32,807,617.97	16.52	248,098	34,485,607	6.187	5.919	2.256	11.187	56	360.0	355.6	78.05	11.9	96.6	739.4
6.251 to 6.500	65	14,266,840.83	7.18	229,162	14,895,525	6.422	6.154	2.299	11.415	56	360.0	355.8	78.24	12.3	98.4	737.6
6.501 to 6.750	16	3,525,268.52	1.78	232,726	3,723,613	6.668	6.399	2.250	11.668	56	360.0	355.8	82.69	6.5	100.0	747.9
6.751 to 7.000	11	2,636,855.25	1.33	253,118	2,784,300	6.889	6.630	2.250	11.889	56	360.0	355.7	79.47	0.0	100.0	755.3
Total:	857	198,579,785.54	100.00	243,550	208,722,447	5.828	5.566	2.260	10.833	55	360.0	355.0	77.76	10.0	95.9	739.0
Minimum: 4.6250
Maximum: 7.0000
Weighted Average: 5.8274

			% of							Weighted	Weighted	Weighted	Weighted
	Number	Aggregate Current	Aggregate Current	Average Original	Total	Weighted Average	Weighted Average	Weighted	Weighted Average	Average Months	Average Stated	Average Stated	Average Original	Percent	Percent
	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Net Rates (%)	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
4.251 to 4.500	6	1,371,617.28	0.69	241,673	1,450,040	4.698	4.448	2.250	9.698	53	360.0	353.0	79.97	0.0	91.3	690.4
4.501 to 4.750	14	2,982,018.73	1.50	223,457	3,128,399	4.942	4.692	2.250	9.942	52	360.0	352.1	78.70	9.6	76.5	746.7
4.751 to 5.000	76	17,312,646.62	8.72	240,222	18,256,844	5.224	4.966	2.250	10.224	54	360.0	354.2	77.71	11.1	92.4	741.6
5.001 to 5.250	131	31,306,997.57	15.77	250,998	32,880,694	5.461	5.194	2.262	10.471	54	360.0	354.5	76.92	8.6	94.7	734.2
5.251 to 5.500	169	40,061,908.33	20.17	248,793	42,045,985	5.714	5.451	2.257	10.720	55	360.0	354.8	77.11	10.8	96.2	738.2
5.501 to 5.750	239	54,511,108.01	27.45	240,071	57,377,060	5.926	5.665	2.256	10.938	55	360.0	355.2	77.88	9.3	96.8	740.1
5.751 to 6.000	137	32,194,823.87	16.21	246,498	33,770,287	6.201	5.934	2.256	11.201	56	360.0	355.7	78.03	12.5	97.4	739.3
6.001 to 6.250	59	12,880,541.36	6.49	228,970	13,509,225	6.427	6.171	2.304	11.420	56	360.0	355.6	78.69	10.2	98.2	741.0
6.251 to 6.500	16	3,517,468.52	1.77	232,238	3,715,813	6.687	6.430	2.250	11.687	56	360.0	355.6	82.69	6.5	100.0	751.3
6.501 to 6.750	10	2,440,655.25	1.23	258,810	2,588,100	6.890	6.640	2.250	11.890	56	360.0	355.7	79.43	0.0	100.0	754.3
Total:	857	198,579,785.54	100.00	243,550	208,722,447	5.828	5.566	2.260	10.833	55	360.0	355.0	77.76	10.0	95.9	739.0
Minimum: 4.3750
Maximum: 6.7500
Weighted Average: 5.5657

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

857 records

POOL1

			% of							Weighted	Weighted	Weighted	Weighted
		Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
First	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
Payment	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Date	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
2004	2	396,781.72	0.20	203,525	407,050	4.838	4.588	2.250	9.838	42	360.0	339.2	80.00	0.0	0.0	688.9
2005	525	121,132,562.84	61.00	243,526	127,850,972	5.718	5.462	2.261	10.722	54	360.0	354.2	78.09	7.4	97.7	739.6
2006	330	77,050,440.97	38.80	243,832	80,464,425	6.006	5.733	2.258	11.014	56	360.0	356.3	77.23	14.1	93.6	738.2
Total:	857	198,579,785.54	100.00	243,550	208,722,447	5.828	5.566	2.260	10.833	55	360.0	355.0	77.76	10.0	95.9	739.0
Minimum: 2004-11-01
Maximum: 2006-05-01
Weighted Average: 2005-12-01

		Aggregate	% of Aggregate	Average		Weighted	Weighted		Weighted	Weighted Average	Weighted Average	Weighted Average	Weighted Average
	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
Maturity	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Date	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
2034	3	548,781.72	0.28	186,350	559,050	4.952	4.702	2.250	9.952	43	360.0	340.5	80.00	0.0	27.7	708.6
2035	799	184,483,358.41	92.90	243,566	194,609,077	5.816	5.558	2.258	10.818	55	360.0	354.8	77.92	8.4	97.4	739.3
2036	55	13,547,645.41	6.82	246,442	13,554,320	6.030	5.704	2.284	11.078	58	360.0	357.7	75.58	31.6	78.1	735.3
Total:	857	198,579,785.54	100.00	243,550	208,722,447	5.828	5.566	2.260	10.833	55	360.0	355.0	77.76	10.0	95.9	739.0
Minimum: 2034-06-01
Maximum: 2036-04-01
Weighted Average: 2035-10-31

		Aggregate	% of Aggregate	Average		Weighted	Weighted		Weighted	Weighted Average	Weighted Average	Weighted Average	Weighted Average
	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Next Rate Adjustment Date	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
2009	3	548,781.72	0.28	186,350	559,050	4.952	4.702	2.250	9.952	43	360.0	340.5	80.00	0.0	27.7	708.6
2010	799	184,483,358.41	92.90	243,566	194,609,077	5.816	5.558	2.258	10.818	55	360.0	354.8	77.92	8.4	97.4	739.3
2011	55	13,547,645.41	6.82	246,442	13,554,320	6.030	5.704	2.284	11.078	58	360.0	357.7	75.58	31.6	78.1	735.3
Total:	857	198,579,785.54	100.00	243,550	208,722,447	5.828	5.566	2.260	10.833	55	360.0	355.0	77.76	10.0	95.9	739.0
Minimum: 2009-10-01
Maximum: 2011-04-01
Weighted Average: 2010-10-31

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

857 records

POOL1

		Aggregate	% of Aggregate	Average		Weighted	Weighted		Weighted	Weighted Average	Weighted Average	Weighted Average	Weighted Average
	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Original Term	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
360	857	198,579,785.54	100.00	243,550	208,722,447	5.828	5.566	2.260	10.833	55	360.0	355.0	77.76	10.0	95.9	739.0
Total:	857	198,579,785.54	100.00	243,550	208,722,447	5.828	5.566	2.260	10.833	55	360.0	355.0	77.76	10.0	95.9	739.0
Minimum: 360
Maximum: 360
Weighted Average: 360.0

			% of							Weighted	Weighted	Weighted	Weighted
		Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
	Number of	Current Principal	Current Principal	Original Principal	Total Original	Average Current	Average Net	Weighted Average	Average Maximum	Months to	Stated Original	Stated Remaining	Original Effective	Percent Cashout	Percent Interest	FICO
Seasoning	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
<= 0	1	382,252.00	0.19	382,252	382,252	6.000	5.625	2.250	11.000	60	360.0	360.0	80.00	0.0	100.0	680.0
1 to 3	54	13,165,393.41	6.63	243,927	13,172,068	6.031	5.706	2.285	11.081	58	360.0	357.6	75.45	32.5	77.4	736.9
4 to 6	654	152,996,924.79	77.05	246,652	161,310,453	5.855	5.597	2.252	10.859	55	360.0	355.3	77.73	8.7	97.1	739.6
7 to 9	131	28,544,334.50	14.37	230,324	30,172,451	5.627	5.374	2.283	10.624	53	360.0	352.7	78.81	5.7	100.0	740.5
10 to 12	13	2,743,425.52	1.38	225,183	2,927,373	5.588	5.338	2.315	10.588	50	360.0	350.0	78.80	23.6	85.9	714.8
13 to 15	1	198,673.60	0.10	198,800	198,800	5.625	5.250	2.250	10.625	45	360.0	345.0	80.00	0.0	100.0	685.0
16 to 18	3	548,781.72	0.28	186,350	559,050	4.952	4.702	2.250	9.952	43	360.0	340.5	80.00	0.0	27.7	708.6
Total:	857	198,579,785.54	100.00	243,550	208,722,447	5.828	5.566	2.260	10.833	55	360.0	355.0	77.76	10.0	95.9	739.0
Minimum: 0
Maximum: 18
Weighted Average: 5.0

			% of							Weighted	Weighted	Weighted	Weighted
		Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
	Number of	Current Principal	Current Principal	Original Principal	Total Original	Average Current	Average Net	Weighted Average	Average Maximum	Months to	Stated Original	Stated Remaining	Original Effective	Percent Cashout	Percent Interest	FICO
Remaining Term to Stated Maturity	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
337 to 342	2	396,781.72	0.20	203,525	407,050	4.838	4.588	2.250	9.838	42	360.0	339.2	80.00	0.0	0.0	688.9
343 to 348	2	350,673.60	0.18	175,400	350,800	5.462	5.142	2.250	10.462	45	360.0	344.6	80.00	0.0	100.0	717.5
349 to 354	196	43,506,538.97	21.91	234,019	45,867,657	5.615	5.359	2.278	10.618	53	360.0	352.9	78.88	7.8	95.4	735.7
355 to 360	657	154,325,791.24	77.71	246,723	162,096,940	5.891	5.627	2.254	10.897	56	360.0	355.6	77.44	10.7	96.3	740.1
Total:	857	198,579,785.54	100.00	243,550	208,722,447	5.828	5.566	2.260	10.833	55	360.0	355.0	77.76	10.0	95.9	739.0
Minimum: 338
Maximum: 360
Weighted Average: 355.0

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

857 records

POOL1

		Aggregate	% of Aggregate	Average		Weighted	Weighted		Weighted	Weighted Average	Weighted Average	Weighted Average	Weighted Average
	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Original Principal Balance ($)	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
1 to 100,000	27	2,077,394.37	1.05	81,018	2,187,483	5.886	5.617	2.250	10.886	55	360.0	355.0	72.89	17.1	97.4	752.1
100,001 to 200,000	260	38,233,793.51	19.25	154,357	40,132,838	5.825	5.559	2.261	10.837	55	360.0	354.8	78.18	8.8	91.7	737.7
200,001 to 300,000	309	74,405,205.00	37.47	253,076	78,200,402	5.847	5.587	2.268	10.855	55	360.0	354.9	78.46	11.1	95.0	738.8
300,001 to 400,000	252	80,283,075.82	40.43	335,244	84,481,598	5.821	5.558	2.252	10.821	55	360.0	355.1	77.28	8.8	98.5	740.9
400,001 to 500,000	9	3,580,316.84	1.80	413,347	3,720,126	5.593	5.328	2.250	10.593	56	360.0	356.3	72.49	23.1	100.0	705.6
Total:	857	198,579,785.54	100.00	243,550	208,722,447	5.828	5.566	2.260	10.833	55	360.0	355.0	77.76	10.0	95.9	739.0
Minimum: 47,000.00
Maximum: 416,000.00
Average: 243,550.11
Total: 208,722,446.91

			% of							Weighted	Weighted	Weighted	Weighted
	Number	Aggregate Current	Aggregate Current	Average Original	Total	Weighted Average	Weighted Average	Weighted	Weighted Average	Average Months	Average Stated	Average Stated	Average Original	Percent	Percent
	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Current Principal Balance ($)	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
0.01 to 100,000.00	34	2,757,829.91	1.39	88,406	3,005,803	5.905	5.636	2.250	10.905	55	360.0	355.0	73.27	12.9	98.0	747.2
100,000.01 to 200,000.00	281	42,969,222.36	21.64	160,514	45,104,444	5.839	5.574	2.260	10.849	55	360.0	354.8	78.39	8.3	92.6	738.3
200,000.01 to 300,000.00	343	87,024,204.40	43.82	266,980	91,574,171	5.836	5.578	2.265	10.843	55	360.0	355.0	78.28	9.9	95.7	739.8
300,000.01 to 400,000.00	196	64,589,642.89	32.53	345,914	67,799,143	5.806	5.540	2.252	10.806	55	360.0	355.1	77.08	10.0	98.2	738.6
400,000.01 to 500,000.00	3	1,238,885.98	0.62	412,962	1,238,886	5.883	5.591	2.250	10.883	58	360.0	357.7	65.59	66.7	100.0	705.2
Total:	857	198,579,785.54	100.00	243,550	208,722,447	5.828	5.566	2.260	10.833	55	360.0	355.0	77.76	10.0	95.9	739.0
Minimum: 42,153.23
Maximum: 414,885.98
Average: 231,715.04

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

857 records

POOL1

			% of							Weighted	Weighted	Weighted	Weighted
		Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
Original	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
Effective	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Loan-to-Value Ratio (%)	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
10.01 to 20.00	2	97,294.91	0.05	52,500	105,000	6.023	5.702	2.250	11.023	55	360.0	355.1	16.60	0.0	43.6	794.1
20.01 to 30.00	2	224,713.35	0.11	112,500	225,000	6.083	5.833	2.250	11.083	56	360.0	356.3	22.86	100.0	33.4	801.7
30.01 to 40.00	3	1,071,580.33	0.54	370,379	1,111,136	5.838	5.540	2.250	10.838	56	360.0	356.2	33.83	70.4	100.0	756.7
40.01 to 50.00	17	3,912,454.93	1.97	245,176	4,168,000	5.717	5.453	2.262	10.717	55	360.0	355.3	46.20	50.2	82.6	757.5
50.01 to 60.00	18	4,217,683.56	2.12	245,217	4,413,900	5.786	5.527	2.250	10.786	55	360.0	355.2	55.85	46.2	88.0	739.1
60.01 to 70.00	42	9,788,108.16	4.93	243,615	10,231,809	5.674	5.409	2.263	10.699	55	360.0	355.3	66.96	54.4	90.4	733.5
70.01 to 80.00	735	172,044,002.47	86.64	246,168	180,933,558	5.836	5.574	2.258	10.840	55	360.0	355.0	79.41	5.1	97.5	739.7
80.01 to 90.00	18	3,240,296.78	1.63	186,827	3,362,881	5.877	5.627	2.305	10.877	54	360.0	354.5	87.86	16.3	73.7	714.6
90.01 to 100.00	20	3,983,651.05	2.01	208,558	4,171,163	5.940	5.685	2.303	11.003	55	360.0	354.6	95.70	7.4	83.6	713.8
Total:	857	198,579,785.54	100.00	243,550	208,722,447	5.828	5.566	2.260	10.833	55	360.0	355.0	77.76	10.0	95.9	739.0
Minimum: 16.04
Maximum: 100.00
Weighted Average by Original Balance: 77.77

			% of							Weighted	Weighted	Weighted	Weighted
		Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
	Number of	Current Principal	Current Principal	Original Principal	Total Original	Average Current	Average Net	Weighted Average	Average Maximum	Months to	Stated Original	Stated Remaining	Original Effective	Percent Cashout	Percent Interest	FICO
PMI Company (LTV > 80)	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
General Electric	10	2,064,437.16	28.58	218,205	2,182,046	5.959	5.709	2.250	10.959	55	360.0	354.6	93.03	0.0	71.0	719.6
Mtge Guaranty Insurance Corp.	9	1,640,475.03	22.71	189,624	1,706,617	5.672	5.422	2.359	10.672	54	360.0	353.8	92.10	14.6	76.6	678.6
PMI	9	1,434,642.20	19.86	165,311	1,487,800	5.881	5.631	2.250	10.881	55	360.0	354.8	88.35	0.0	73.9	737.1
Radian	2	526,989.01	7.30	271,700	543,400	6.326	6.076	2.369	11.804	56	360.0	356.5	95.00	0.0	100.	0 682.4
Republic Mtge Ins Co	3	525,544.21	7.28	185,627	556,881	5.862	5.612	2.250	10.862	54	360.0	353.8	91.50	0.0	100.0	723.9
United Guaranty Insurance	2	448,904.01	6.21	232,650	465,300	6.459	6.161	2.250	11.459	56	360.0	356.2	96.93	0.0	100.0	717.2
Premium Priced (NO MI)	1	293,929.56	4.07	294,000	294,000	5.750	5.500	2.750	10.750	52	360.0	352.0	100.00	100.0	100.0	803.0
UGIC	1	149,354.06	2.07	150,000	150,000	5.625	5.375	2.250	10.625	55	360.0	355.0	85.71	100.0	0.0	687.0
Triad Guaranty Ins	1	139,672.58	1.93	148,000	148,000	5.875	5.625	2.250	10.875	56	360.0	356.0	87.06	100.0	100.0	731.0
Total:	38	7,223,947.83	100.00	198,264	7,534,044	5.912	5.659	2.304	10.947	55	360.0	354.6	92.18	11.4	79.1	714.2

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

857 records

POOL1

		Aggregate	% of Aggregate	Average		Weighted	Weighted		Weighted	Weighted Average	Weighted Average	Weighted Average	Weighted Average
	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent
Documentation Level	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Percent Interest	FICO
	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
Simply Signature	507	119,924,439.05	60.39	250,911	127,211,634	5.870	5.620	2.250	10.870	55	360.0	355.0	78.80	3.4	100.0	748.1
Full Documentation	242	54,489,166.54	27.44	236,102	57,136,618	5.729	5.465	2.278	10.744	55	360.0	354.8	76.83	14.1	96.7	724.0
Full/Alternative	93	20,573,637.26	10.36	222,337	20,677,320	5.827	5.501	2.262	10.827	55	360.0	355.4	75.92	31.5	73.7	725.5
Full Asset/Stated Income	13	3,159,053.70	1.59	250,990	3,262,875	5.930	5.639	2.250	10.930	55	360.0	355.4	68.34	42.6	79.0	735.3
Reduced	1	249,488.99	0.13	250,000	250,000	5.875	5.625	2.750	11.875	57	360.0	357.0	69.44	100.0	0.0	791.0
Alternative	1	184,000.00	0.09	184,000	184,000	6.125	5.750	2.250	11.125	56	360.0	356.0	61.33	0.0	100.0	664.0
Total:	857	198,579,785.54	100.00	243,550	208,722,447	5.828	5.566	2.260	10.833	55	360.0	355.0	77.76	10.0	95.9	739.0

			% of							Weighted	Weighted	Weighted	Weighted
		Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
	Number of	Current Principal	Current Principal	Original Principal	Total Original	Average Current	Average Net	Weighted Average	Average Maximum	Months to	Stated Original	Stated Remaining	Original Effective	Percent Cashout	Percent Interest	FICO
Purpose	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
Purchase	691	159,567,988.78	80.35	243,562	168,301,465	5.836	5.577	2.259	10.841	55	360.0	354.9	79.56	0.0	97.5	741.7
Cash-out Refinance	82	19,858,205.55	10.00	248,384	20,367,464	5.845	5.559	2.274	10.864	56	360.0	355.5	67.74	100.0	85.2	731.5
Rate/Term Refinance	84	19,153,591.21	9.65	238,732	20,053,518	5.740	5.482	2.250	10.740	55	360.0	355.3	73.21	0.0	94.1	724.3
Total:	857	198,579,785.54	100.00	243,550	208,722,447	5.828	5.566	2.260	10.833	55	360.0	355.0	77.76	10.0	95.9	739.0

		Aggregate	% of Aggregate	Average		Weighted	Weighted		Weighted	Weighted Average	Weighted Average	Weighted Average	Weighted Average
	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Occupancy	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
Primary Residence	806	188,014,644.11	94.68	245,312	197,721,823	5.826	5.564	2.258	10.831	55	360.0	355.0	77.90	9.8	96.1	738.2
Second Home	45	9,229,517.99	4.65	214,770	9,664,653	5.853	5.592	2.266	10.853	55	360.0	354.8	77.25	11.6	91.8	752.4
Investment	6	1,335,623.43	0.67	222,662	1,335,971	5.965	5.616	2.495	10.965	57	360.0	357.3	61.78	31.1	92.1	760.9
Total:	857	198,579,785.54	100.00	243,550	208,722,447	5.828	5.566	2.260	10.833	55	360.0	355.0	77.76	10.0	95.9	739.0

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

857 records

POOL1

		Aggregate	% of Aggregate	Average		Weighted	Weighted		Weighted	Weighted Average	Weighted Average	Weighted Average	Weighted Average
	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Property Type	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
Single Family Residence	346	79,737,458.85	40.15	241,473	83,549,790	5.863	5.595	2.261	10.861	55	360.0	355.0	76.35	14.9	94.9	735.2
Condo	328	74,881,835.73	37.71	240,695	78,947,988	5.777	5.521	2.259	10.783	55	360.0	354.9	79.28	4.1	98.6	742.9
Planned unit developments	178	42,775,358.23	21.54	252,849	45,007,069	5.862	5.600	2.254	10.874	55	360.0	354.9	78.07	10.4	94.7	739.7
Two- to four-family	4	1,040,741.47	0.52	266,150	1,064,600	5.506	5.256	2.360	10.726	55	360.0	354.8	63.01	45.4	32.6	717.0
Cooperative Units	1	144,391.26	0.07	153,000	153,000	5.250	5.000	2.250	10.250	56	360.0	356.0	90.00	0.0	100.0	737.0
Total:	857	198,579,785.54	100.00	243,550	208,722,447	5.828	5.566	2.260	10.833	55	360.0	355.0	77.76	10.0	95.9	739.0

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

857 records

POOL1

			% of							Weighted	Weighted	Weighted	Weighted
		Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
Geographic	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
Distribution	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
by Balance	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
California	253	70,674,819.76	35.59	295,114	74,663,724	5.842	5.588	2.260	10.841	55	360.0	355.1	77.53	7.3	99.0	743.9
Florida	145	28,635,764.25	14.42	207,736	30,121,679	5.949	5.683	2.265	10.949	55	360.0	354.8	79.50	7.0	97.9	737.3
Virginia	35	9,401,917.16	4.73	279,568	9,784,881	5.976	5.693	2.255	10.976	56	360.0	355.5	75.73	19.7	100.0	751.2
Illinois	41	8,872,789.31	4.47	226,846	9,300,688	5.797	5.542	2.250	10.797	55	360.0	355.1	77.83	9.8	94.0	736.9
Maryland	36	8,315,117.73	4.19	241,167	8,682,000	5.906	5.656	2.277	10.983	55	360.0	354.9	77.65	17.3	90.5	736.7
Michigan	46	8,160,119.78	4.11	188,498	8,670,924	5.550	5.298	2.282	10.550	55	360.0	354.7	76.65	5.3	97.1	721.9
Arizona	37	7,296,003.08	3.67	206,893	7,655,055	5.943	5.685	2.250	10.943	55	360.0	354.7	78.02	17.1	98.4	733.0
New York	24	6,797,525.78	3.42	296,538	7,116,916	5.786	5.536	2.250	10.786	55	360.0	354.9	73.67	14.7	85.4	734.2
Washington	24	5,917,980.02	2.98	255,482	6,131,558	5.827	5.532	2.250	10.827	55	360.0	355.0	79.84	6.1	100.0	740.0
Georgia	24	4,459,516.22	2.25	192,096	4,610,310	5.702	5.403	2.250	10.702	55	360.0	355.2	79.45	8.8	90.3	725.5
Massachusetts	15	4,408,243.25	2.22	307,145	4,607,181	5.682	5.420	2.250	10.682	56	360.0	355.6	76.74	15.7	90.9	744.3
Nevada	17	4,158,962.11	2.09	253,803	4,314,643	5.927	5.641	2.250	10.927	55	360.0	355.4	74.47	30.7	100.0	729.9
Pennsylvania	18	3,790,792.76	1.91	217,081	3,907,462	5.530	5.252	2.250	10.530	55	360.0	354.4	77.47	24.0	61.7	725.3
Colorado	16	3,614,699.86	1.82	234,669	3,754,708	5.878	5.604	2.250	10.878	55	360.0	355.2	79.47	0.0	94.9	730.9
North Carolina	15	3,276,548.82	1.65	240,653	3,609,800	5.801	5.547	2.250	10.801	55	360.0	354.9	75.77	9.4	95.1	748.6
Texas	14	2,880,484.06	1.45	218,647	3,061,056	5.748	5.496	2.250	10.748	54	360.0	354.4	79.40	0.0	100.0	731.1
New Jersey	12	2,863,765.79	1.44	246,496	2,957,950	5.675	5.403	2.330	10.865	55	360.0	354.9	79.38	0.0	77.1	733.6
Ohio	14	2,324,273.49	1.17	175,290	2,454,055	5.241	4.991	2.250	10.241	54	360.0	354.3	79.62	6.0	92.5	725.7
Oregon	8	1,552,781.28	0.78	203,750	1,629,999	5.560	5.289	2.250	10.560	54	360.0	353.7	79.14	16.9	100.0	750.1
South Carolina	8	1,480,387.86	0.75	196,100	1,568,800	5.653	5.403	2.250	10.653	55	360.0	354.6	79.61	0.0	100.0	738.8
Minnesota	8	1,434,681.16	0.72	184,259	1,474,070	5.912	5.628	2.250	10.912	56	360.0	356.3	79.33	0.0	100.0	727.3
Rhode Island	5	1,048,052.31	0.53	222,400	1,112,000	5.876	5.626	2.250	10.876	55	360.0	355.2	76.00	25.4	100.0	737.8
Connecticut	3	892,346.25	0.45	303,693	911,078	5.582	5.249	2.250	10.582	55	360.0	355.2	78.27	66.2	100.0	701.3
Missouri	6	829,654.27	0.42	146,520	879,120	5.798	5.548	2.250	10.798	55	360.0	354.9	75.99	0.0	100.0	761.9
Utah	3	777,351.46	0.39	267,973	803,920	5.999	5.695	2.250	10.999	54	360.0	354.5	80.00	0.0	100.0	730.5
Louisiana	6	770,837.69	0.39	134,912	809,470	5.497	5.247	2.250	10.497	54	360.0	354.3	80.35	0.0	100.0	765.6
Arkansas	4	632,930.19	0.32	167,725	670,900	5.342	5.092	2.250	10.342	54	360.0	354.2	78.99	0.0	100.0	751.4
District of Columbia	2	555,585.48	0.28	294,430	588,860	5.934	5.684	2.250	10.934	54	360.0	353.6	80.00	0.0	100.0	737.7
Tennessee	3	507,348.50	0.26	179,373	538,120	5.531	5.281	2.250	10.531	54	360.0	354.4	79.27	40.0	100.0	759.8
New Mexico	3	468,675.92	0.24	160,067	480,200	6.325	6.075	2.250	11.325	56	360.0	356.2	79.72	0.0	39.2	755.2
West Virginia	2	445,366.83	0.22	235,960	471,920	6.390	6.140	2.250	11.390	56	360.0	355.7	80.00	0.0	100.0	782.4
Kentucky	3	373,468.08	0.19	124,783	374,350	5.840	5.545	2.250	10.840	56	360.0	355.7	83.07	0.0	36.0	692.4
Alabama	3	340,575.65	0.17	118,767	356,300	5.819	5.510	2.250	10.819	55	360.0	354.8	72.02	0.0	100.0	746.7
Delaware	1	184,831.81	0.09	196,000	196,000	5.875	5.625	2.250	10.875	56	360.0	356.0	48.88	0.0	100.0	806.0
Maine	1	180,904.33	0.09	192,000	192,000	6.125	5.875	2.250	11.125	56	360.0	356.0	80.00	100.0	100.0	663.0
Idaho	1	167,860.58	0.08	168,750	168,750	5.750	5.375	2.250	10.750	54	360.0	354.0	75.00	100.0	0.0	697.0
Indiana	1	86,822.67	0.04	92,000	92,000	6.500	6.250	2.250	11.500	56	360.0	356.0	80.00	100.0	100.0	794.0
Total:	857	198,579,785.54	100.00	243,550	208,722,447	5.828	5.566	2.260	10.833	55	360.0	355.0	77.76	10.0	95.9	739.0
Number of States Represented: 37

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

JPMMT2006-A3 J.P. Morgan Securities Inc.

857 records

POOL1

		Aggregate	% of Aggregate	Average		Weighted	Weighted		Weighted	Weighted Average	Weighted Average	Weighted Average	Weighted Average
	Number	Current	Current	Original	Total	Average	Average	Weighted	Average	Months	Stated	Stated	Original	Percent	Percent
FICO	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Score	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
<= 619	4	1,110,929.95	0.56	291,350	1,165,400	5.784	5.534	2.411	10.784	52	360.0	351.7	81.01	21.5	78.5	608.0
620 to 644	5	1,092,549.37	0.55	225,309	1,126,543	5.815	5.550	2.250	10.815	56	360.0	355.7	74.85	16.9	83.1	634.7
645 to 669	29	6,518,390.40	3.28	231,602	6,716,467	5.760	5.491	2.372	10.805	55	360.0	354.6	78.34	32.4	89.9	661.6
670 to 694	61	14,471,187.52	7.29	248,277	15,144,901	5.608	5.332	2.258	10.624	55	360.0	355.1	78.02	12.1	96.5	682.2
695 to 719	131	31,366,181.18	15.80	250,638	32,833,554	5.830	5.559	2.252	10.830	55	360.0	354.9	77.94	12.2	94.7	707.8
720 to 744	233	55,120,878.06	27.76	249,622	58,161,909	5.887	5.629	2.253	10.892	55	360.0	355.0	78.76	6.4	98.3	732.2
745 to 769	214	46,705,942.84	23.52	229,804	49,178,137	5.859	5.599	2.252	10.859	55	360.0	354.9	77.76	6.7	95.5	757.3
770 to 794	139	32,434,205.71	16.33	246,109	34,209,216	5.824	5.567	2.258	10.832	55	360.0	355.3	76.90	11.8	95.8	780.5
795 to 819	41	9,759,520.52	4.91	248,447	10,186,320	5.730	5.467	2.274	10.730	55	360.0	355.1	73.67	13.2	95.1	802.7
Total:	857	198,579,785.54	100.00	243,550	208,722,447	5.828	5.566	2.260	10.833	55	360.0	355.0	77.76	10.0	95.9	739.0
Minimum: 608
Maximum: 817
Weighted Average: 739.0

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.